Exhibit 99.1

UNITED STATES (U.S.) BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al (1)

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Reporting Period: January 14, 2009 (Petition Date) through February 28, 2009

MONTHLY OPERATING REPORT

No. 1

REQUIRED DOCUMENTS	Form No.	Document Attached	Affidavit/ Supplement Attached
Condensed Combined Debtors-In-Possession Statement of Operations for the period from January 14, 2009 through February 28, 2009	MOR-1	X
Condensed Combined Debtors-In-Possession Balance Sheets as of February 28, 2009	MOR-2	X
Condensed Combined Debtors-In-Possession Statement of Cash Flows for the period from January 14, 2009 through February 28, 2009	MOR-3	X
Notes to Monthly Operating Report	MOR-4	X
Schedule of Cash Disbursements	MOR-5	X
Disbursements by Petitioning Entity	A	X
Bank Account Information	B	X
Changes in Balances with Debtors and Non-Debtors	MOR-6	X
Status of Post-Petition Taxes	MOR-7	X
Summary of Unpaid Post-Petition Debts	MOR-8	X
Summary Accounts Payable Aging Schedule	MOR-8	X
Summary Accounts Receivable Aging Schedule	MOR-8	X
Debtor Questionnaire	MOR-9	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY AND PREPARER:

/s/ Paul W. Karr	April 10, 2009
Paul W. Karr—Vice-President, Finance, of each of the U.S. Debtors

(1)	The U.S. Debtors in these Chapter 11 cases, along with the last four digits of each Debtor’s tax identification number, are: Nortel Networks Inc. (6332), Nortel Networks Capital Corporation (9620), Alteon WebSystems, Inc. (9769), Alteon WebSystems International, Inc. (5596), Xros, Inc. (4181), Sonoma Systems (2073), Qtera Corporation (0251), CoreTek, Inc. (5722), Nortel Networks Applications Management Solutions Inc. (2846), Nortel Networks Optical Components Inc. (3545), Nortel Networks HPOCS Inc. (3546), Architel Systems (U.S.) Corporation (3826), Nortel Networks International Inc. (0358), Northern Telecom International Inc. (6286) and Nortel Networks Cable Solutions Inc. (0567) (together, the “U.S. Debtors”). Addresses for the U.S. Debtors can be found in the U.S. Debtors’ petitions, which are available at http://chapter11.epiqsystems.com/nortel.

MOR-1

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Condensed Combined Debtors-In-Possession Statement of Operations

For the period from January 14, 2009 (Petition Date) through February 28, 2009

(Unaudited)

(In millions of U.S. dollars)

	NNI	Alteon	Other
Total revenues	$318	$—	$—
Total cost of revenues	256	—	—

Gross profit	62	—	—

Selling, general and administrative expense	98	—	—
Research and development expense	44	1	—
Amortization of intangible assets	2	—	—
Special charges	60	1	—
Other operating expense (income) – net	(4)	—	—

Operating earnings (loss)	(138)	(2)	—

Other income (expense) – net	11	—	—
Interest expense	(1)	—	—

Earnings (loss) from operations before reorganization items, income taxes, minority interests and equity in net earnings (loss) of associated companies	(128)	(2)	—
Reorganization items – net	23	—	—

Earnings (loss) from operations before income taxes, minority interests and equity in net earnings (loss) of associated companies	(105)	(2)	—
Income tax benefit (expense)	(1)	—	—

Earnings (loss) from operations before minority interests and equity in net earnings (loss) of associated companies	(106)	(2)	—
Minority interests – net of tax	—	—	—

Earnings (loss) from operations before net earnings (loss) of associated companies – net of tax	(106)	(2)	—
Equity in net earnings (loss) from associated companies – net of tax	3	—	—
Equity in net earnings (loss) from non-Debtor subsidiaries – net of tax	—	—	—

Net earnings (loss)	$(103)	$(2)	$—

The Condensed Combined Debtors-In-Possession Statement of Operations of each Reporting Group contained herein was derived from the books and records of the U.S. Debtors. The amounts reflected in these condensed combined financial statements are unaudited. The accompanying notes and schedules are an integral part of the condensed combined financial statements.

MOR-2

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Condensed Combined Debtors-In-Possession Balance Sheet

As of February 28, 2009

(Unaudited)

(In millions of U.S. dollars)

	NNI	Alteon	Other
ASSETS
Current assets
Cash and cash equivalents	$720	$—	$—
Short-term investments	42	—	—
Restricted cash and cash equivalents	4	—	—
Accounts receivable – net	393	—	—
Intercompany accounts receivable	406	40	(6)
Inventories – net	378	—	—
Other current assets	100	—	—

Total current assets	2,043	40	(6)

Investments in non-Debtor subsidiaries	407	1	1
Investments – other	23	—	—
Plant and equipment – net	349	1	—
Intangible assets – net	24	—	—
Other assets	54	—	—

Total assets	$2,900	$42	$(5)

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities not subject to compromise
Trade and other accounts payable	$41	$—	$—
Intercompany accounts payable	48	2	—
Payroll and benefit-related liabilities	145	1	—
Contractual liabilities	26	—	—
Restructuring liabilities	19	1	—
Other accrued liabilities	796	6	—
Income taxes	1	—	—

Total current liabilities not subject to compromise	1,076	10	—

Restructuring	72	—	—
Deferred income and other credits	2	—	—
Deferred revenue	31	—	—
Post-employment benefits	73	—	—

Total liabilities not subject to compromise	1,254	10	—

Liabilities subject to compromise (note 5)	1,848	53	120

Total liabilities	3,102	63	120

SHAREHOLDERS’ EQUITY (DEFICIT)
Common shares	199	719	32
Preferred shares	—	16	47
Additional paid-in capital	17,556	7,330	5,252
Accumulated deficit	(17,796)	(8,086)	(5,455)
Accumulated other comprehensive income (loss)	(161)	—	(1)

Total shareholders’ equity (deficit)	(202)	(21)	(125)

Total liabilities and shareholders’ equity (deficit)	$2,900	$42	$(5)

The Condensed Combined Debtors-In-Possession Balanced Sheet of each Reporting Group contained herein was derived from the books and records of the U.S. Debtors. The amounts reflected in these condensed combined financial statements are unaudited. The accompanying notes and schedules are an integral part of the condensed combined financial statements.

MOR-3

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Condensed Combined Debtors-In-Possession Statement of Cash Flows

For the period from January 14, 2009 (Petition Date) through February 28, 2009

(Unaudited)

(In millions of U.S. dollars)

	NNI	Alteon	Other
Cash flows from (used in) operating activities
Net earnings (loss)	$(103)	$(1)	$—
Adjustments to reconcile net earnings (loss) from continuing operations to net cash from (used in) operating activities, net of effects from acquisitions and divestitures of businesses:
Amortization and depreciation	15	—	—
Equity in net (earnings)/loss of associated companies	(3)	—	—
Equity in net earnings from non-Debtor subsidiaries – net of tax	—	—	—
Share-based compensation expense	44	—	—
Pension and other accruals	2	—	—
Reorganization items	(23)	—	—
Other – net	3	—	—
Change in operating assets and liabilities	170	1	—

Net cash from (used in) operating activities	105	—	—

Cash flows from (used in) investing activities
Expenditures for plant and equipment	(3)	—	—
Change in restricted cash and cash equivalents	(4)	—	—
Decrease in short-term and long-term investments	24	—	—

Net cash from (used in) investing activities	17	—	—

Cash flows from (used in) financing activities
Decrease in capital leases obligations	(1)	—	—

Net cash from (used in) financing activities	(1)	—	—

Effect of foreign exchange rate changes on cash and cash equivalents	—	—	—

Net increase (decrease) in cash and cash equivalents	121	—	—
Cash and cash equivalents, at beginning of period (January 14, 2009)	599	—	—

Cash and cash equivalents, at end of period (February 28, 2009)	$720	$—	$—

The Condensed Combined Debtors-In-Possession Statement of Cash Flows of each Reporting Group contained herein was derived from the books and records of the U.S. Debtors. The amounts reflected in these condensed combined financial statements are unaudited. The accompanying notes and schedules are an integral part of the condensed combined financial statements.

MOR-4

NORTEL NETWORKS INC. et al

(DEBTORS-IN-POSSESSION)

NOTES TO MONTHLY OPERATING REPORT No. 1 (UNAUDITED)

(In millions of U.S. dollars)

1. Background and Organization:

The U.S. Debtors (collectively referred to as “Nortel”, “we” and “our”) supply end-to-end networking products and solutions that help organizations enhance and simplify communications. These organizations range from small businesses to multi-national corporations involved in all aspects of commercial and industrial activity, to federal, state and local government agencies and the military. They include cable operators, wireline and wireless telecommunications service providers, and Internet service providers.

Our networking solutions include hardware and software products and services designed to reduce complexity, improve efficiency, increase productivity and drive customer value. We design, develop, engineer, market, sell, supply, license, install, service and support these networking solutions worldwide. We have technology expertise across carrier and enterprise, wireless and wireline, applications and infrastructure. We have made significant investments in technology research and development (R&D), and have had strong customer loyalty earned over more than 100 years of providing reliable technology and services.

Creditor Protection Proceedings—On January 14, 2009 (Petition Date), we initiated Creditor Protection Proceedings in the U.S. Bankruptcy Court for the District of Delaware under the Bankruptcy Code (Chapter 11 Proceedings), several of our Canadian affiliates, including our ultimate Parent company, Nortel Networks Corporation (NNC), initiated Creditor Protection Proceedings in Canada under the Companies’ Creditors Arrangement Act (CCAA), and several of our affiliates in Europe, Middle East and Africa (EMEA) initiated Creditor Protection Proceedings in the United Kingdom (U.K.) under the Insolvency Act 1986 (U.K. Administration Proceedings) and subsequently, in Israel (Israeli Proceedings). Collectively, all entities under the Creditor Protection Proceedings are referred to as the “Debtors”. Those entities operating in Chapter 11 Proceedings are referred to as the “Debtors in Possession” or the “U.S. Debtors.” Our affiliates in Asia including LG-Nortel, in the Caribbean and Latin American region, and the Nortel Government Solutions business, are not included in these proceedings. During the Creditor Protection Proceedings, the businesses of the Debtors continue to operate under the jurisdictions and orders of the applicable courts and in accordance with applicable legislation.

The U.S. Debtors consist of the following entities:

U.S. Debtors	Case no.

Nortel Networks Inc.	09-10138

Nortel Networks Capital Corporation	09-10139

Nortel Networks International, Inc.	09-10150

Alteon WebSystems, Inc.	09-10140

Alteon WebSystems International, Inc.	09-10141

Architel Systems (U.S.) Corporation	09-10149

CoreTek, Inc.	09-10145

Nortel Networks Applications Management Solutions Inc.	09-10146

Nortel Networks Cable Solutions Inc.	09-10152

Nortel Networks Optical Components Inc.	09-10147

Nortel Networks HPOCS Inc.	09-10148

Northern Telecom International Inc.	09-10151

Qtera Corporation	09-10144

Sonoma Systems	09-10143

Xros, Inc.	09-10142

Under the U.S. Bankruptcy Code, the U.S. Debtors may assume, assume and assign, or reject certain executory contracts including unexpired leases, subject to the approval of the U.S. Court and certain other conditions.

The accompanying unaudited condensed combined financial statements do not include the effects of any current or future claims relating to the Creditor Protection Proceedings. Certain claims filed may have priority over those of the U.S. Debtors’ unsecured creditors. As of the date of this Monthly Operating Report, it is not possible to determine the extent of claims filed and to be filed, whether such claims will be disputed and whether they will be subject to discharge in the Creditor Protection Proceedings. It is also not possible at this time to determine whether to establish any additional liabilities in respect of claims.

2. Significant Accounting Policies:

Unless otherwise noted herein, the U.S. Debtors follow the significant accounting policies of NNC as discussed in NNC’s 2008 Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (2008 Form 10-K) and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008 (2008 Quarterly Reports) that were filed with the United States Securities and Exchange Commission (SEC).

(a) Condensed Combined Debtors-In-Possession Financial Statements

The financial statements contained herein represent the unaudited condensed combined financial statements for the U.S Debtors only. The U.S. Debtors’ non-Debtor subsidiaries are treated as non-consolidated subsidiaries in these financial statements and as such their net loss is included as “Equity in net earnings (loss) from non-Debtor subsidiaries, net of tax” in the statement of operations and their net assets are included as “Investments in non-Debtor subsidiaries” in the balance sheet. Amounts presented in the statement of cash flows for the period from January 14, 2009 to February 28, 2009 were based upon estimated asset and liability balances as of the Petition Date and actual balances as of February 28, 2009, as well as the aforementioned estimated results of operations for the period from January 14, 2009 to February 28, 2009. The U.S. Debtors’ financial statements contained herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountants Statement of Position (SOP) 90-7, “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (SOP 90-7).

The unaudited condensed combined financial statements have been derived from the books and records of the U.S. Debtors. The presentation combines the U.S. Debtors into three Reporting Groups consistent with the companies’ ownership structure and activities as follows:

•

NNI Reporting Group: Nortel Networks Inc. and its U.S. Debtor subsidiaries of Nortel Networks Capital Corporation, Nortel Networks Cable Solutions Inc., Nortel Networks International, Inc., Nortel Networks Optical Components Inc., Nortel Networks HPOCS Inc., Northern Telecom International Inc. and Qtera Corporation;

•	Alteon Reporting Group: Alteon WebSystems, Inc. and Alteon WebSystems International, Inc.; and

•	Other Reporting Group: Architel Systems (U.S.) Corporation, CoreTek, Inc., Nortel Networks Applications Management Solutions, Inc., Sonoma Systems and Xros Inc.

The information presented herein has not been subject to all procedures that would typically be applied to financial information presented in accordance with U.S. Generally Accepted Accounting Principles (U.S. GAAP). Upon the application of such procedures (such as test of asset impairment), the U.S Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this Monthly Operating Report includes normal recurring adjustments, but does not include all of the adjustments that would typically be made for interim financial statements in accordance with U.S. GAAP. As of February 28, 2009, certain pre-petition trade accounts payable and debt balances are subject to further review and possible reclassification. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted. Therefore, this Monthly Operating Report should be read in conjunction with the consolidated financial statements of NNC and notes thereto included in NNC’s 2008 Annual Report on Form 10-K, and 2008 Quarterly Reports on Form 10-Q that were filed with the SEC.

The results of operation herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of U.S. Debtors in the future.

The condensed combined financial statements filed with the U.S. Bankruptcy Court are subject to change. The U.S. Debtors may, at a future date, amend this Monthly Operating Report for updated financial information.

(b) Intercompany transactions

Intercompany transactions among the NNI Reporting Group and the Alteon Reporting Group have been eliminated in the condensed combined financial statements. Intercompany transactions within the entities in the Other Reporting Group have not been eliminated as they are affiliates of common ownership under NNC rather than subsidiaries of one another. Intercompany transactions involving any non-U.S. Debtors have not been eliminated in the financial statements and are presented as intercompany receivables, loans, and payables.

(c) Use of estimates

We make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the condensed combined financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. Estimates are used when accounting for items and matters such as revenue recognition and accruals for losses on contracts, allowances for uncollectible accounts receivable, inventory provisions and outsourced manufacturing related obligations, product warranties, estimated useful lives of intangible assets and plant and equipment, asset valuations, impairment and recoverability assessments, employee benefits including pensions, taxes and related valuation allowances and provisions, restructuring and other provisions, share-based compensation and contingencies.

3. Debt in Default:

Upon filing for creditor protection certain of the U.S. Debtors (and certain of their non-U.S. Debtor affiliates) became in default under substantially all of their pre-petition debt obligations. Filing for creditor protection automatically stays most actions against the Debtors and therefore substantially all pre-petition debt obligations are subject to settlement under the Creditor Protection Proceedings.

The following borrowings represent the debt agreements which are fully and unconditionally guaranteed by NNI and are in default:

On May 28, 2008, Nortel Networks Limited (NNL), NNI’s direct Parent company, completed the offering of $675 Fixed Rate Notes due July 2016. The 2016 Fixed Rate Notes issued May 2008 have a stated interest rate per annum of 10.75% and were issued as additional notes under an existing indenture dated July 5, 2006 (2006 Indenture), and are part of the same series as NNL’s outstanding $450 Senior Notes due July 2016 that were issued on July 5, 2006 under the 2006 Indenture. The 2016 Fixed Rate Notes issued May 2008 and the 2016 Fixed Rate Notes issued July 2006 have the same ranking, guarantee structure, interest rate, maturity date and other terms and are treated as a single class of securities under the indenture and holders vote together as one class.

On March 28, 2007, NNC completed an offering of $1,150 of unsecured convertible senior notes (Convertible Notes). The Convertible Notes consist of $575 principal amount of senior convertible notes due 2012 (2012 Notes) and $575 of senior convertible notes due 2014 (2014 Notes). The 2012 Notes have a stated interest rate per annum of 1.75% and the 2014 Notes have a stated interest rate per annum of 2.125%. The 2012 Notes and 2014 Notes are each convertible into NNC common shares at any time based on an initial conversion rate of 31.25 NNC common shares per $1,000.00 principal amount of Convertible Notes (which is equal to an initial conversion price of $32.00 per common share).

On July 5, 2006, under the 2006 Indenture, NNL completed an offering of $2,000 senior notes (July 2006 Notes). The July 2006 Notes consist of the $450 2016 Fixed Rate Notes issued July 2006, $550 of senior fixed rate notes due 2013 (2013 Fixed Rate Notes) and $1,000 of floating rate senior notes due 2011 (2011 Floating Rate Notes). The 2016 Fixed Rate Notes issued July 2006 have a stated interest rate per annum of 10.75%, the 2013 Fixed Rate Notes have a stated interest rate per annum of 10.125%, and the 2011 Floating Rate Notes have a stated interest rate per annum, reset quarterly, equal to the reserve-adjusted LIBOR plus 4.25%.

As a guarantor, NNI is an obligor for the defaulted debt obligations (and accrued interest payable) of approximately $4 billion. NNI is in the process of evaluating these guarantee claims for financial reporting purposes. Accordingly, these obligations have not been recorded on NNI’s separate balance sheet as of February 28, 2009. At such time as NNI concludes its analysis, we will record the appropriate entries to recognize the probable amount of the related allowed claim.

The following borrowing represents the debt agreement issued by Nortel Networks Capital Corporation (NNCC), a wholly owned subsidiary of NNI, which is in default:

On June 17, 1996, NNCC completed the offering of $150 Fixed Rate Notes due June 2026. The 2026 Fixed Rate Notes have a stated interest rate per annum of 7.875%. The 2026 Fixed Rate Notes are fully and unconditionally guaranteed by NNL.

On January 14, 2009, NNL had outstanding interest rate swap contracts to convert the fixed interest rate exposure under the 2013 Fixed Rate Notes to a floating rate equal to LIBOR plus 4.4%. NNL’s performance under the interest rate swap contracts was guaranteed by both NNI and NNC. NNL entered into these interest rate swaps to minimize the impact of interest rate volatility on the consolidated statements of operations. However, as a result of the Creditor Protection Proceedings, the financial institutions that were counterparties in respect of these transactions have since terminated the related instruments.

4. Reorganization Items:

SOP 90-7 requires items of revenue and expense directly attributed to the reorganization such as professional fees directly related to the process of reorganizing the U.S. Debtors under Chapter 11 Proceedings, realized gains and losses, and provisions for losses resulting from the reorganization and restructuring of the business to be separately accumulated and disclosed in the statement of operations.

The following table sets forth the U.S. Debtors’ reorganization items for the period from January 14, 2009 through February 28, 2009:

Interest income	$1
Lease repudiation	27
Key Executive Incentive Plan / Key Employee Retention Plan	(5)

Total Reorganization items	$23

5. Liabilities Subject to Compromise:

As a result of the Chapter 11 Proceedings, the payment of pre-petition indebtedness may be subject to compromise or other treatment under the U.S. Debtors’ Chapter 11 Proceedings. Generally, actions to enforce or otherwise effect payment of pre-petition liabilities are stayed. Although pre-petition claims are generally stayed, at hearings held in January and February 2009, the U.S. Bankruptcy Court granted final approval of the U.S. Debtors’ “first day” motions generally designed to stabilize the U.S. Debtors’ operations. These motions sought authority to pay, but did not compel the U.S. Debtors to pay, limited necessary obligations existing at the Petition Date.

The U.S. Debtors have been paying and intend to continue to pay undisputed post-petition obligations in the ordinary course of business. In addition, the U.S. Debtors may reject pre-petition executory contracts and unexpired leases with respect to the U.S. Debtors’ operations, with the approval of the U.S. Bankruptcy Court. Damages resulting from rejection of executory contracts and unexpired leases are treated as pre-petition general unsecured claims and will be classified as liabilities subject to compromise. Any differences between claim amounts listed by the U.S. Debtors in their Schedules of Assets and Liabilities (as may be amended) and claims filed by creditors will be investigated and, if necessary, the U.S. Bankruptcy Court will make the final determination as to the amount, nature and validity of claims. The determination of how liabilities will ultimately be settled and treated cannot be made until the U.S. Bankruptcy Court approves a Chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time.

SOP 90-7 requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on U.S. Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the status, if any, of certain claims, the values of any collateral securing any such claims, further analysis of other claims, or other events.

The following table sets forth the U.S. Debtors’ estimated liabilities subject to compromise as of February 28, 2009:

	NNI	Alteon	Other
Trade and other accounts payable	$447	$—	$—
Accounts payable intercompany	442	53	(6)
Restructuring liabilities	80	—	—
Long-term debt	243	—	—
Financial obligations	27	—	—
Pension obligations	558	—	—
Postretirement obligations other than pensions	28	—	—
Notes payable intercompany	—	—	126
Other	23	—	—

Total liabilities subject to compromise	$1,848	$53	$120

6. Post-Petition Accounts Payable:

To the best of the U.S. Debtors’ knowledge, all undisputed post-petition accounts payable have been and are being paid in the ordinary course of the U.S. Debtors’ business.

7. Case Developments:

On February 19, 2009, we announced that we had entered into a “stalking horse” asset purchase agreement to sell certain portions of our Application Delivery portfolio to Radware Ltd. We received orders from the U.S. Court and the Canadian Court that established bidding procedures for an auction that allowed other qualified bidders to submit higher or otherwise better offers. Consummation of the transaction was approved by the U.S. Court and the Canadian Court and the sale to Radware was completed effective March 31, 2009, for a purchase price of approximately $18.

MOR-5A

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Schedule of Cash Disbursements by Petitioning Entity

For the period from January 14, 2009 (Petition Date) through February 28, 2009

(Unaudited)

(In millions of U.S. dollars)

In re: Nortel Networks Inc. et al	Case #	Payments
Nortel Networks Inc.(1)	09-10138	$283
Nortel Networks Capital Corporation	09-10139	—
Alteon WebSystems, Inc.	09-10140	1
Alteon WebSystems International, Inc.	09-10141	—
Xros Inc.	09-10142	—
Sonoma Systems	09-10143	—
Qtera Corporation	09-10144	—
Coretek, Inc.	09-10145	—
Nortel Networks Applications Management Solutions, Inc.	09-10146	—
Nortel Networks Optical Components Inc.	09-10147	—
Nortel Networks HPOCS Inc.	09-10148	—
Architel Systems (U.S.) Corporation	09-10149	—
Nortel Networks International, Inc.	09-10150	5
Northern Telecom International Inc.	09-10151	—
Nortel Networks Cable Solutions Inc.	09-10152	—

Total Payments		$289

(1)	NNI is the centralized disbursement entity for multiple U.S. Debtors and non-Debtors, and accordingly makes payments, both by wire and checks, for multiple U.S. Debtors and non-Debtors. Individual U.S. Debtor disbursements have been separated from NNI and listed under specific individual U.S. Debtors. However, disbursements made for the benefit of other U.S. Debtors and non-Debtors are still consolidated with NNI for financial reporting purposes.

MOR-5B

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Existing Bank Account Information

For the period from January 14, 2009 (Petition Date) through February 28, 2009

(Unaudited)

(In millions of U.S. dollars)

Legal Entity	Bank	Account Type	Lockbox / Account	Bank Balance
Nortel Networks Inc.	Bank of America	Receipts	3750819519	$1
Nortel Networks Inc.	Bank of America	Receipts	3750886432	—
Nortel Networks Inc.	Bank of America	Lockbox (Receipts)	Box 3985	—
Nortel Networks Inc.	Bank of America	Payroll	0101183623	12
Nortel Networks Inc.	Bank of America	Health & Wealthfare Trust account	7206010001650	—
Nortel Networks Inc.	Citibank NA	Main Concentration	30463444	7
Nortel Networks Inc.	Citibank NA	Receipts	30508403	1
Nortel Networks Inc.	Citibank NA	Lockbox (Receipts)	Box 2937	—
Nortel Networks Inc.	Citibank NA	Disbursement (EVS)	30509086	1
Nortel Networks Inc.	Citibank NA	Disbursement (AP)	30580851	6
Nortel Networks Inc.	Citibank NA	Receipts (Credit Card)	30509078	—
Nortel Networks Inc.	Citibank NA	Stock Option	40773075	—
Nortel Networks Inc.	Citibank NA	Flexible Benefits	30614505	1
Nortel Networks Inc.	Citibank Deleware	Disbursement (Sales & Use Tax)	38660426	—
Nortel Networks Inc.	Citibank Deleware	Disbursement (EVS)	38659062	1
Nortel Networks Inc.	Citibank Deleware	Checking	38696453	2
Nortel Networks Inc.	Citibank Deleware	Benefits-Cigna Travel Well	38659097	—
Nortel Networks Inc.	Citibank Deleware	Benefits-US-Cigna Expat	38659089	—
Nortel Networks Inc.	Citibank Deleware	Disbursement (AP)	38682182	—
Nortel Networks Inc.	Citibank Deleware	Utilities Order	38794977	1
Nortel Networks Inc.	Citibank Canada	Disbursement (AP)	2010621007	1
Nortel Networks Inc.	Deutche Bank	Brokerage	400519	—
Nortel Networks Inc.	Morgan Stanley	Brokerage	293 058697 502	—
Nortel Networks Inc.	Banc of America Securities	Investment	275783-22453989	627
Nortel Networks Inc.	The Reserve	Investment	703-29-420	41
Nortel Networks Inc.	K&H Bank	General	10201006-50041181	—
Nortel Networks Inc.	K&H Bank	General	10200971-60061049	—
Nortel Networks Inc.	Citibank Egypt	General	100827506	1
Nortel Networks Inc.	Citibank Egypt	General	100827018	1
Nortel Networks Inc.	Citibank Tunis	General	150021006	—
Nortel Networks Inc.	Citibank Tunis	General	150021014	—
Nortel Networks Inc.	Citibank Tunis	General	150021022	—
Nortel Networks Inc.	Citibank Tunis	General	100056011	1
Nortel Networks Capital Corp.	Citibank NA	General	30508438	1
Nortel Networks Capital Corp.	Banc of America Securities	Investment	383752-22352662	2
Nortel Networks International, Inc.	Banc of America	General	6059-60258-010	—
Nortel Networks International, Inc.	Citibank Dubai	General	10100262002	—

				$708

Formal reconciliations between the U.S. Debtors’ bank balances and the general ledger are prepared and reviewed quarterly in accordance with U.S. Debtors’ established guidelines.

MOR-6

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Changes in Balances with Debtors and Non-Debtors

For the period from January 14, 2009 (Petition Date) through February 28, 2009

(Unaudited)

(In millions of U.S. dollars)

In re: Nortel Networks Inc. et al	Case #	Increase / (Decrease)
Nortel Networks Inc.	09-10138	$108
Nortel Networks Capital Corporation	09-10139	1
Alteon WebSystems, Inc.	09-10140	(2)
Alteon WebSystems International, Inc.	09-10141	—
Xros, Inc.	09-10142	—
Sonoma Systems	09-10143	—
Qtera Corporation	09-10144	—
CoreTek, Inc.	09-10145	—
Nortel Networks Applications Management Solutions, Inc.	09-10146	—
Nortel Networks Optical Components Inc.	09-10147	—
Nortel Networks HPOCS Inc.	09-10148	—
Archetel Systems (U.S.) Corporation	09-10149	—
Nortel Networks International, Inc.	09-10150	1
Northern Telecom International Inc.	09-10151	—
Nortel Networks Cable Solutions Inc.	09-10152	—

Net Intercompany Change		$108

MOR-7

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Status of Post-Petition Taxes

Reporting Period: February 28, 2009

(Unaudited)

I, Paul W. Karr, Vice-President, Finance, of each of the U.S. Debtors, attest under penalty of perjury and to the best of my knowledge, information and belief, all post-petition federal, state and local taxes of each of the U.S. Debtors are current as of February 28, 2009 in all material respects.

/s/ Paul W. Karr	April 10, 2009
Paul W. Karr—Vice-President, Finance, of each of the U.S. Debtors

MOR-8

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Summary of Unpaid Post-Petition Debts

For the period from January 14, 2009 (Petition Date) through February 28, 2009

(Unaudited)

(In millions of U.S. dollars)

ACCOUNTS PAYABLE AGING POST-PETITION *

Accounts Payable Aging	NNI	Alteon	Other
0 - 30 days	$32	$—	$—
31 - 60 days	7	—	—
61 - 90 days	1	—	—
91 + days	1	—	—

Accounts Payable(1)	$41	$—	$—

*	Includes only third party trade payables and excludes intercompany transactions and other post-petition obligations of the U.S. Debtors.

BILLED TRADE ACCOUNTS RECEIVABLES AGING

Accounts Receivable Aging	NNI	Alteon	Other
Current	$247	$—	$—
0 - 30 days	60	—	—
31 - 60 days	21	—	—
61 - 90 days	7	—	—
91 + days	16	—	—

Total Trade Accounts Receivable	351	—	—
Less: provisions for doubtful accounts	(1)

Accounts Receivable – net(1)	$350	$—	$—

(1)	The Accounts Payable Aging and Billed Trade Accounts Receivables Aging exclude intercompany transactions.

MOR-9

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Debtor Questionnaire

For the period from January 14, 2009 (Petition Date) through February 28, 2009

Must be completed each month	Yes	No

1.      Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

         On February 19, 2009, we announced that we had entered into a “stalking horse” asset purchase agreement to sell certain portions of our Application Delivery portfolio to Radware Ltd. See Note 7 of this Monthly Operating Report for more information.

X

2.      Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

3. Have any funds been disbursed from any account other than a Debtor-In-Possession account this reporting period? If yes, provide an explanation below.		X

4. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X

5. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X